Exhibit 10.13

FIRST AMENDMENT
TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 30, 2013, by and among HARVEST CAPITAL CREDIT CORPORATION, a Delaware corporation (“Borrower”), each of the financial institutions from time to time party hereto (individually each a “Lender” and collectively the “Lenders”) and CAPITALSOURCE BANK, a California industrial bank (“CapitalSource”), as administrative, payment and collateral agent for itself, as a Lender and for the other Lenders (together with its successors and assigns in such capacities, “Agent”).

R E C I T A L S:

WHEREAS, Borrower, Agent and the Lenders have entered into that certain Loan and Security Agreement, dated as of October 29, 2013 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Agent and Lenders made certain financial accommodations to Borrower in a maximum principal amount of $55,000,000.00 (the “Loan”).

WHEREAS, Borrower has requested, and Agent and Lenders hereby agree to, among other things, modify certain terms and provisions of the Loan Agreement, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the above-premises and other good and valuable consideration, the parties hereto covenant and agree as follows:

1.           The foregoing recitals are incorporated herein by reference.

2.           All capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement (as amended hereby).

3.           Article I of the Loan Agreement is hereby amended to amend and restate the definition of “Payment Date” in its entirety and replace it with the following:

““Payment Date’ shall mean (x) the fifteenth (15th) day of each calendar month (or, if such date is not a Business Day, then the next Business Day to occur), commencing on November 15, 2013, or (y) such earlier date determined by Agent in its Permitted Discretion.”

4.             Section 6.1 of the Loan Agreement is hereby amended to amend and restate subsection (j) thereof to read as follows:

“(j)     Third Party Valuations of Pledged Loans. Borrower shall provide to Agent within five (5) Business Days of receipt a third party valuation report, prepared by CTS Capital Advisors, LLC, or such other third-party acceptable to Agent in its Permitted Discretion, and otherwise in form and substance acceptable to Agent in its Permitted Discretion, in relation to each Underlying Loan and each Underlying Borrower, which report shall include, without limitation, a calculation of Fair Value for each Pledged Loan that is a Level 3 Asset, as defined in FAS 157. Borrower shall not be required to obtain and provide all such reports for the same period or at the same time during the calendar year so long as one such report is provided for each Underlying Loan and Underlying Borrower (x) within twelve (12) months of the date of the Advance in conjunction with which such Underlying Loan was pledged to Agent, and (y) within each subsequent twelve (12) month period thereafter.”

5.             All references in the Loan Documents to the “Loan Agreement” shall be deemed to refer to the Loan Agreement as amended by this Amendment.

6.             Borrower covenants and agrees with and represents and warrants to Agent and Lenders as follows:

(a)           Borrower’s obligations under the Loan Agreement, as modified hereby, are and shall remain secured by, inter alia, the Loan Agreement and the other Security Documents;

(b)           (i) Borrower possesses all of the powers requisite for it to enter into and carry out the transactions of Borrower referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Loan Documents and any other documents contemplated herein that are to be performed by Borrower; (ii) any and all actions required or necessary pursuant to Borrower’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by Borrower of the terms and conditions of this Amendment, the Loan Documents and said other documents; (iii) such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which Borrower is a party or by which Borrower or any of its properties are bound; (iv) all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by Borrower of the terms and conditions of this Amendment, the Loan Documents, the said other documents and the transactions contemplated hereby have been obtained by Borrower and are in full force and effect;

(c)           This Amendment and the Loan Documents constitute the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d)           All representations and warranties made by Borrower in the Loan Documents are true and correct in all material respects, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof;

(e)           This Amendment is not a substitution, novation, discharge or release of the Borrower’s obligations under the Loan Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;

(f)            (i) No Default or Event of Default has occurred and is continuing under the Loan Documents; and (ii) there exist no defenses, offsets, counterclaims or claims with respect to Borrower’s obligations and liabilities under the Loan Agreement or any of the other Loan Documents; and

(g)           Borrower hereby ratifies and confirms in full its duties and obligations under the Loan Agreement and the other Loan Documents.

7.             The following are conditions precedent to this Amendment:

(a)           Borrower shall have executed and delivered to Agent this Amendment;

(b)           The representations and warranties contained in the Loan Documents and in any certificates delivered to Agent in connection with the closing of this Amendment shall be true and correct in all material respects, and all covenants and agreements required to have been complied with and performed by Borrower shall have been fully complied with and performed to the satisfaction of Agent;

(c)           All actions taken in connection with the execution and delivery of this Amendment shall be completely satisfactory to Agent and its counsel. Agent and its counsel shall have received copies of all such documents, instruments, and other items as Agent or its counsel may reasonably request in connection therewith, all in form and substance satisfactory to Agent and its counsel, in their sole discretion;

(d)           There has been no occurrence of any Default or Event of Default that is continuing and/or the exercise by Agent or any Lender of any and all of its available rights and remedies with respect thereto; and

(e)           Borrower shall have paid to Agent all fees and out-of-pocket costs, expenses, and disbursements, including without limitation, reasonable fees and expenses of counsel (whether in house counsel or retained counsel) incurred by Agent in connection with the development, preparation, execution, administration, interpretation, or performance of this Amendment and the documents to be entered into and/or reviewed in connection therewith.

(f)            Such other matters as Agent shall reasonably require.

8.             This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

9.             This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

10.           Except as specifically modified herein, the Loan Agreement and the other Loan Documents are hereby ratified and confirmed.

11.           This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf), or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

12.           Borrower HEREBY ACKNOWLEDGES AND AGREES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, Borrower HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH LENDER AND AGENT AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, ATTORNEYS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL CLAIMS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED THAT Borrower MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. Borrower ACKNOWLEDGES THAT THE FOREGOING RELEASE IS A MATERIAL INDUCEMENT TO AGENT AND LENDERS’ DECISION TO EXTEND TO SUCH CREDIT PARTY THE FINANCIAL ACCOMMODATIONS HEREUNDER AND HAS BEEN RELIED UPON BY AGENT IN AGREEING TO MAKE THE LOAN. Borrower HEREBY FURTHER SPECIFICALLY WAIVES ANY RIGHTS THAT IT MAY HAVE UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE (TO THE EXTENT APPLICABLE), WHICH PROVIDES AS FOLLOWS: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR,” AND FURTHER WAIVES ANY SIMILAR RIGHTS UNDER APPLICABLE LAWS.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the Borrower, Agent and Lenders have executed this First Amendment to Loan and Security Agreement as of the date first above written.

BORROWER:

HARVEST CAPITAL CREDIT
CORPORATION,
a Delaware corporation

By:	/s/ Richard P. Buckanavage
Name:	Richard P. Buckanavage
Title:	Chief Executive Officer and President

[Signature Page to First Amendment to Loan and Security Agreement]

ADMINISTRATIVE AGENT, COLLATERAL
AGENT, PAYMENT AGENT AND LENDER:

CAPITALSOURCE BANK,
a California industrial bank

By:	/s/ David Zimmerman
Name:	David Zimmerman
Title:	Senior Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

LENDER:

CITY NATIONAL BANK,
as a Lender

By:	/s/ Eric Lo
Name:	Eric Lo
Title:	Vice President

[Signature Page to First Amendment to Loan and Security Agreement]